Exhibit 10.2
Supplemental Agreement No. 30
to
Purchase Agreement No. 1980
between
The Boeing Company
and
American airlines, inc
Relating to Boeing Model 777 Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into this 29th___ day of     June        , 2012, (SA‑30) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);
RECITALS:
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented relating to Boeing Model 777 aircraft (the Purchase Agreement) (capitalized terms used herein without definition shall have the meanings specified therefore in such Purchase Agreement);
WHEREAS, Customer and Boeing mutually desire:
a)to convert one MADP Right (Former MADP Right) into a QADP Right (New QADP Right):

Prior to SA-30	Pursuant to SA-30
[*CTR]	[*CTR] quarter of [*CTR]
b)to revise the exercise date for two [*CTR] quarter [*CTR] delivery QADP Rights (Two Revised Exercise Date QADP Rights) as follows:

Prior to SA-30	Pursuant to SA-30
[*CTR]	[*CTR]
WHEREAS, Customer and Boeing mutually desire to eliminate future offerability of [*CTR] for the Aircraft (understood to be Boeing Model 777-223ER

P.A. No. 1980                    Page 1                        SA‑30
BOEING PROPRIETARY
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aircraft and Boeing Model 777-323ER aircraft to be hereafter delivered to Customer); and
WHEREAS, Customer and Boeing mutually desire to provide certain flexibility for five (5) [*CTR] Purchase Rights.
NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:
The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents,” attached hereto and identified with an “SA‑30” legend, is substituted in lieu thereof to reflect the changes made by this SA‑30.

2.	Revision of Attachments B and C to Letter Agreement No. 6-1162-AKP-110R3:
1.Attachment B entitled “Information Regarding MADP Rights to Letter Agreement No. 6-1162-AKP-110R3” is deleted in its entirety and a revised Attachment B (Revised Attachment B), attached hereto, is substituted in lieu thereof to eliminate the Former MADP Right from Revised Attachment B; and
2.Attachment C entitled “Information Regarding QADP Rights to Letter Agreement No. 6-1162-AKP-110R3” is deleted in its entirety and a revised Attachment C (Revised Attachment C), attached hereto, is substituted in lieu thereof to:
1.incorporate the conversion of the Former MADP Right into the New QADP Right with the Exercise Date as specified in Revised Attachment C; and
2.incorporate the revision of the Exercise Date for the Two Revised Exercise Date QADP Rights as specified in Revised Attachment C.
3.New Letter Agreements:
1.Boeing and Customer mutually agree to incorporate Letter Agreement AAL‑PA‑1980-LA-1207588, entitled “[*CTR] for Undelivered Aircraft” providing the terms and conditions that eliminate future offerability of [*CTR] for the Aircraft specified therein (understood to be Boeing Model 777-223ER aircraft and Boeing Model 777-323ER aircraft to be hereafter delivered to Customer).
2.Boeing and Customer mutually agree to incorporate Letter Agreement AAL-PA-1980-LA-1208920, entitled “Delivery Flexibility for [*CTR] Purchase Rights” providing the terms and conditions for a Slide (as defined in such letter agreement) of any of the five (5) [*CTR] Purchase Rights specified therein.
4.Customer Chapter 11:

P.A. No. 1980	Page 2 SA‑30
BOEING PROPRIETARY
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Boeing acknowledges that Customer is a debtor in possession under chapter 11 of title 11 of the United States Code (the Bankruptcy Code) in the cases styled “In re AMR Corporation, et al.” pending in the United States Bankruptcy Court for the Southern District of New York, case no. 11-15643 (SHL) (Jointly Administered). Customer believes that it has all requisite authority to enter into this Supplemental Agreement No. 30. The parties agree that this Supplemental Agreement No. 30 does not constitute an assumption, rejection, or assumption and assignment of the Purchase Agreement or cause the Purchase Agreement as a whole to become a new post-petition agreement and that entry into this Supplemental Agreement No. 30 shall not affect any rights of Customer or Boeing under the Bankruptcy Code.
EXECUTED IN DUPLICATE as of the day and year first above written.
THE BOEING COMPANY             AMERICAN AIRLINES, INC.
By: /s/ The Boeing Company         By: /s/ American Airlines, Inc.
Name: The Boeing Company         Name: American Airlines, Inc.
Its: Attorney‑In‑Fact          Its: VP Corporate Development and Treasurer

P.A. No. 1980	Page 3 SA‑30
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA-20
2.	Delivery Schedule	1, SA-20
3.	Price	1, SA-20
4.	Payment	2, SA-20
5.	Miscellaneous	2, SA-20
TABLE		SA NUMBER
1.	777‑200ER Aircraft Information Table: [*CTR] Jul. [*CTR] Airframe Base Year Jul. [*CTR] Engine Base Year	Original Purchase Agreement, SA‑3, SA‑17, SA‑18 & SA-26
1‑1.	777‑200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA‑1
1‑2.	777‑200IGW Aircraft Information Table: 2000‑2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA‑2 & SA‑6
1‑3.	777‑200IGW Aircraft Information Table: 2000‑2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA‑4, SA‑5, SA‑6, SA‑7 & SA‑9
1‑4.	777‑200IGW Aircraft Information Table: 2000‑2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA‑5, SA‑6 & SA‑9
1‑5.	777‑223IGW Aircraft Information Table: 2001‑2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA‑10, SA‑11, SA‑12 & SA‑15
1‑6.	777‑200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA‑13
1-7.	777-323ER Aircraft Jul. [*CTR] Base Year	SA-25, SA-26, SA-28

P.A. No. 1980	Table of Contents, Page i SA-30
BOEING PROPRIETARY
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TABLE OF CONTENTS, continued
TABLE		SA NUMBER
2.	777‑223IGW Aircraft Information Table: 2009‑2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA‑15 & SA‑16
3.	777‑223IGW Aircraft Information Table: 2006‑2010 Deliveries Jul. 1995 Airframe Base Year [*CTR] Jul. 2001 Engine Base Year	SA‑15 & SA‑16
EXHIBIT		SA NUMBER
A.	Aircraft Configuration
A1.	Aircraft Configuration - 777-323ER	SA-20
B.	Aircraft Delivery Requirements and Responsibilities	SA-20
C.	Defined Terms	SA-20
SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20
BFE1.	BFE Variables
BFE1-2.	BFE Variables - 777-323ER	SA-25, SA-26, SA-28
CS1.	Customer Support Variables
CS1-2	Customer Support Variables - 777-323ER	SA-20
SLP1	Service Life Policy Components
EE1‑BR1.	Engine Escalation and Engine Warranty	SA‑15
EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity - 777-323ER	SA-20
LETTER AGREEMENTS		PA or SA NUMBER
6‑1162‑AKP‑070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft
6‑1162‑AKP‑071R1	Purchase Obligations	PA3219
6‑1162‑AKP‑072R3	[*CTR]	SA-20

P.A. No. 1980	Table of Contents, Page ii SA-30
BOEING PROPRIETARY
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TABLE OF CONTENTS, continued
LETTER AGREEMENTS		PA or SA NUMBER
6‑1162‑AKP‑073R1	Accident Claims and Litigation	PA3219
`6‑1162‑AKP‑109R3	Business Considerations	SA-20
6‑1162‑AKP‑110R3	Aircraft Purchase Rights and Substitution Rights	SA-20
Attachment A	Description and Price for Eligible Models	SA-20
Attachment B	Information Regarding MADP Rights	SA-30
Attachment C	Information Regarding QADP Rights	SA-30
Attachment D	Forms of Purchase Agreement Supplement	SA-20
Attachment E	Letter Agreements	SA-20
Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20
6‑1162‑AKP‑111	Aircraft Performance Guarantees
AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20
AAL-PA-1980-LA-04205R4	Aircraft Performance Guarantees - 777-323ER	SA-28
6‑1162‑AKP‑112	Spares Matters
6‑1162‑AKP‑113	Model 777 Miscellaneous Commitments
6‑1162‑AKP‑114R1	Installation of Cabin Systems Equipment	SA-22
AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment - 777‑323ER	SA-20
6‑1162‑AKP‑115	Component and System Reliability Commitments
6‑1162‑AKP‑116	Price Adjustment on Rolls‑Royce Engines
6‑1162‑AKP‑117	Delivery Schedule
6‑1162‑AKP‑118R2	Confidentiality	SA-20
6‑1162‑AKP‑204	Multiple Operating Weight Program Model 777‑200IGW Aircraft	SA-6
AAL-PA-1980-LA-1003536R1	Multiple Operating Weight Program, Model 777-323ER Aircraft	SA-21
AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20
AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23
AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25
AAL PA 1980-LA-1207588	[*CTR] for Undelivered Aircraft	SA-30
AAL-PA-1980-LA-1208920	Delivery Flexibility for [*CTR] Purchase Rights	SA-30

P.A. No. 1980	Table of Contents, Page iii SA-30
BOEING PROPRIETARY
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Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)
Information Regarding MADP Rights

MSN	Exercise Date	Delivery Month/Year
41,665	SA-20	[*CTR]
31,546	SA-22	[*CTR]
31,547	SA-23	[*CTR]
33,125	SA-24	[*CTR]
41,666	SA-25	[*CTR]
67,680	SA-28	[*CTR]
71,938	[*CTR]	[*CTR]
71,939	[*CTR]	[*CTR]
71,940	[*CTR]	[*CTR]
101,794	[*CTR]	[*CTR]
71,942	[*CTR]	[*CTR]
67,655	[*CTR]	[*CTR]
Revision made by SA-30:
Revised Attachment B newly reflects the deletion of Former MADP Right (as designated below by the MSN TBD) due to its conversion to a QADP Right from a MADP Right (the resulting New QADP Right has been added to Revised Attachment C):

~~TBD~~	[*CTR]	[*CTR]
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
PA No. 1980     SA-30
Attachment B to Letter Agreement 6-1162-AKP-110R3                     Page 1 of 1

Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)
Information Regarding QADP Rights

MSN	Exercise Date	Delivery Quarter
~~101,789~~	~~9/30/2010~~	[*CTR]
31,543	SA-20	[*CTR]
~~101,790~~	~~3/31/2011~~	[*CTR]	SA-21
41,668	SA-23	[*CTR]
31,548	SA-25	[*CTR]
~~41,669~~	[*CTR]	[*CTR]	SA-27
~~68,870~~	[*CTR]	[*CTR]	SA-21
67,660	[*CTR]	[*CTR]	SA-30
101,795	[*CTR]	[*CTR]	SA-30
68,872	[*CTR]	[*CTR]
68,870	[*CTR]	[*CTR]	SA-21
68,864	[*CTR]	[*CTR]
101,798	[*CTR]	[*CTR]
101,801	[*CTR]	[*CTR]
101,790	[*CTR]	[*CTR]	SA-29
41,669	[*CTR]	[*CTR]	SA-27
181,031	[*CTR]	[*CTR]	SA-29
TBD	[*CTR]	[*CTR]	SA-30
Revisions made by SA-30 (in bold-face type above):

1)
Revised Attachment C newly reflects the incorporation of New QADP Right (designated by the MSN TBD) due to its conversion to a QADP Right from a MADP Right with the Exercise Date as specified above, and

2)	Revised Attachment C revises the Exercise Date for the Two Revised Exercise Date QADP Rights (designated by MSN 67660 and MSN 101795) as specified above.

PA No. 1980                    SA-30                        Page 1 of 1
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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-1980-LA-1207588

American Airlines, Inc.
P.O. Box 619616
Dallas/Fort Worth TX, 75261-9616

Subject: [*CTR] for Undelivered Boeing 777-223ER or Boeing 777-323ER Aircraft

Reference: Purchase Agreement No. PA-1980 (the **Purchase Agreement**) between The Boeing Company (**Boeing**) and American Airlines, Inc. (**Customer**) relating to Model 777 aircraft (**Aircraft**) as amended and supplemented

1. Amendment/Supplementation and Definitions.

This letter agreement ("***Letter Agreement***") amends and supplements the Purchase Agreement as of the effective date of SA-30. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

2. [*CTR] **for Undelivered Aircraft.**

1.1 A new configuration for Customer's undelivered Model 777-223ER aircraft is currently under development, and Customer will be switching to a [*CTR] for any such undelivered 777-223ER Aircraft.

1.2 For the 777-323ER Aircraft, Customer has previously elected to have a [*CTR].

1.3 Accordingly, upon execution of this Letter Agreement, Customer agrees that the option of [*CTR] will no longer be offerable from Boeing to Customer for any Boeing 777-223ER or Boeing 777-323ER Aircraft to be delivered after the effective date of this Letter Agreement.

3. Customer Chapter 11.

AAL-PA-1977-LA-1207588 SA-30
[*CTR] Page 1
P.A. No. 1980

BOEING

4. **Confidential Treatment.**

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law or government regulation, or except as provided in this Letter Agreement or the applicable Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By: /s/ The Boeing Company

Its: Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 29 , 2012

AMERICAN AIRLINES, INC.

By: /s/ American Airlines, Inc.

Its: VP Corporate Development and Treasurer

AAL-PA-1977-LA-1207588 SA-30
[*CTR] Page 2
P.A. No. 1980
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AAL-PA-1980-LA-1208920

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject: Delivery Flexibility for [*CTR] Purchase Rights

Reference: Purchase Agreement No. 1980 dated as of October 31, 1997 (the ***Purchase Agreement***), between The Boeing Company ("***Boeing***") and American Airlines, Inc. ("***Customer***") relating to Model 777 Aircraft (the "***Aircraft***") as amended and supplemented

This letter agreement ("***Letter Agreement***") amends and supplements the Purchase Agreement as of the effective date of SA-30. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [*CTR] **Delivery Flexibility and Slide Notice Provisions.**

Subject to available delivery position(s), Customer and Boeing agree to the following terms and conditions:

a) [*CTR], Customer may revise the delivery month/year specified in Column C in the table below to a later delivery month/year for any or all of the five (5) Purchase Rights and MSN specified in Columns A and B of the table below by providing its written notice(s) (***Slide Notice***) to Boeing no later than [*CTR] (***Slide Notice Date***).

Column A	Column B	Column C
Type of Purchase Right	**MSN**	**Current Delivery Month/Quarter/Year**
MADP	71938	[*CTR]
QADP	68872	[*CTR]
QADP	68870	[*CTR]
QADP	68864	[*CTR]
QADP	101798	[*CTR]

AAL-PA-1980-LA-1208920 SA-30
Delivery Flexibility for [*CTR] Purchase Rights Page 1
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BOEING

b) If Customer provides Slide Notice to Boeing after the Slide Notice Date and a Slide is agreed to between the parties, [*CTR] (each such revision defined as a ***Slide***) as follows:

2. Customer Chapter 11.

3. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law or government regulation, or except as provided in this Letter Agreement or the applicable Purchase Agreement.

AAL-PA-1980-LA-1208920 SA-30
Delivery Flexibility for [*CTR] Purchase Rights Page 2
BOEING PROPRIETARY
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Very truly yours,

THE BOEING COMPANY

By: /s/ The Boeing Company

Its: Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 29, 2012

AMERICAN AIRLINES, INC.

By: /s/ American Airlines, Inc.

Its: VP Corporate Development and Treasurer

AAL-PA-1980-LA-1208920 SA-30
Delivery Flexibility for [*CTR] Purchase Rights Page 3
BOEING PROPRIETARY
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